Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of July 29, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of August 2, 2012 (the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”), among PHH Corporation, a Maryland corporation (the “Borrower”), the lenders and agents from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement as more fully set forth herein; and

WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.                            Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement unless the context otherwise requires.

SECTION 2.                            Amendments.

(a)         Section 1 of the Existing Credit Agreement is amended by adding the following definitions in alphabetical order:

“Medium Term Notes” shall mean the Borrower’s (i) 7.850% Callable InterNotes due April 15, 2018 in the aggregate principal amount of $4,126,000 and (ii) 7.650% Callable InterNotes due April 15, 2018 in the aggregate principal amount of $3,777,000.

“2014 Convertible Notes Escrow Account” shall mean the escrow account to be established by the Borrower with any Lender whom the Borrower elects in its sole discretion from time to time.  The terms of the escrow arrangements shall provide that the Borrower may deposit up to $150,000,000 in the 2014 Convertible Notes Escrow Account and may withdraw amounts from the 2014 Convertible Notes Escrow Account solely to pay, redeem or purchase the 2014 Convertible Notes and pay related interest and premiums (it being understood and agreed that the Borrower may transfer all or any portion of such deposit from an escrow account with one Lender to an escrow account with another Lender at any time).

(b)         Section 1 of the Existing Credit Agreement is further amended by adding the phrase “(less the balance in the 2014 Convertible Notes Escrow Account at such time)” immediately after the phrase “Unsecured Indebtedness” in the definition of “Borrowing Base Compliance”.

(c)          Section 1 of the Existing Credit Agreement is further amended by adding the phrase “(including, for purposes hereof, the balance in the 2014 Convertible Notes Escrow Account at such time)” immediately after the phrase “wholly-owned Subsidiaries” in the definition of “Minimum Liquidity”.

(d)         Section 6.7 of the Existing Credit Agreement is amended by adding the phrase “(less the balance in the 2014 Convertible Notes Escrow Account at such time)” immediately after the word “Indebtedness”.

(e)          Section 6.12(a) of the Existing Credit Agreement is amended by adding the phrase “the Borrower,” immediately before the phrase “any Material Subsidiary”.

(f)           Section 6.12(a)(ii) of the Existing Credit Agreement is amended by replacing the phrase “the Specified Senior Notes” with the phrase “the Medium Term Notes”.

(g)          Section 6.12(a)(iv) of the Existing Credit Agreement is amended by replacing clause (D) with the following:

(D)       the aggregate outstanding principal amount of the 2014 Convertible Notes less the balance in the 2014 Convertible Notes Escrow Account is no more than $100,000,000;

(h)         Section 6.12(d) of the Existing Credit Agreement is amended by (i) adding the phrase “(including related interest and premiums)” immediately after the phrase “any such Indebtedness” and (ii) deleting the phrase “substantially similar terms” and replacing it with the phrase “terms not materially more restrictive, in the aggregate, than the terms in such Indebtedness being refinanced (as determined in good faith by a financial officer of the Borrower)”.

(i)             Section 6 of the Existing Credit Agreement is amended by adding the following new Section 6.16:

SECTION 6.16.   2014 Convertible Notes Escrow Account.

Until the 2014 Convertible Notes have been paid in full, utilize any amounts in the 2014 Convertible Notes Escrow Account other than to pay, redeem or purchase the 2014 Convertible Notes and pay related interest and premiums.

SECTION 3.                                  Conditions to Effectiveness.  This Amendment shall become effective upon the date on which each of the following shall have occurred (the date of effectiveness, the “First Amendment Effective Date”):

(a)         the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of (i) the Borrower and (ii) the Required Lenders; provided the amendment set forth in Section 2(b) shall not be effective unless the Supermajority Lenders have executed and delivered this Amendment; and

(b)         the Administrative Agent shall have received the Acknowledgment and Confirmation substantially in the form of Exhibit A attached hereto executed and delivered by each Loan Party.

SECTION 4.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):

(a)         as of the First Amendment Effective Date, each of the representations and warranties set forth in Article 3 of the Credit Agreement (other than those set forth in Section 3.18 of the Credit Agreement) and in the other Fundamental Documents shall be true and correct in all material respects (except to the extent any representations are qualified by materiality, in which case, such representations shall be true in all respects) on and as of the First Amendment Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date) with the same effect as if made on and as of the First Amendment Effective Date; and

(b)         there does not exist any Default or Event of Default.

SECTION 5.                            Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and invoiced fees and disbursements of counsel to the Administrative Agent.

SECTION 6.                            No Other Amendment or Waivers; Confirmation.  Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Fundamental Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Fundamental Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

SECTION 7.                            GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS.

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                                 EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c)                                  On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement, and each reference in the other Fundamental Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

(d)                                 This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  This Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof.  This Amendment shall constitute a Fundamental Document.

(e)                                  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

SECTION 8.                            Severability.  If any provision of this Amendment shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

SECTION 9.                            Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PHH CORPORATION, as the Borrower

By:	/s/ Richard J. Bradfield
	Name:	Richard J. Bradfield
	Title:	Senior Vice President and Treasurer

[PHH Corporation — First Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Richard J. Poworoznek
	Name:	Richard J. Poworoznek
	Title:	Executive Director

[PHH Corporation — First Amendment]

Bank of America, N.A.

By:	/s/ William Soo
	Name:	William Soo
	Title:	Vice President

[PHH Corporation — First Amendment]

Citibank, N.A.

By:	/s/ Robert B. Goldstein
	Name:	Robert B. Goldstein
	Title:	Managing Director

[PHH Corporation — First Amendment]

Manufacturers and Traders Trust Company

By:	/s/ Paul G. Rishar
	Name:	Paul G. Rishar
	Title:	Vice President

[PHH Corporation — First Amendment]

The Royal Bank of Scotland plc

By:	/s/ James Welch
	Name:	James Welch
	Title:	Director

[PHH Corporation — First Amendment]

WELLS FARGO BANK, N.A.

By:	/s/ Grainne M. Pergolini
	Name:	Grainne M. Pergolini
	Title:	Director

[PHH Corporation — First Amendment]

BARCLAYS BANK PLC

By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Vice President

[PHH Corporation — First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

[PHH Corporation — First Amendment]

Royal Bank of Canada

By:	/s/ Greg DeRise
	Name:	Greg DeRise
	Title:	Authorized Signatory

[PHH Corporation — First Amendment]

THE BANK OF NOVA SCOTIA

By:	/s/ David Mahmood
	Name:	David Mahmood
	Title:	Managing Director

[PHH Corporation — First Amendment]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Gregory Muller
	Name:	Gregory Muller
	Title:	Managing Director

[PHH Corporation — First Amendment]

Canadian Imperial Bank of Commerce, New York Agency

By:	/s/ Dominic Sorresso
	Name:	Dominic Sorresso
	Title:	Authorized Signatory

By:	/s/ Jonathan J. Kim
	Name:	Jonathan J. Kim
	Title:	Authorized Signatory

[PHH Corporation — First Amendment]

Goldman Sachs Bank USA

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[PHH Corporation — First Amendment]

EXHIBIT A

FORM OF ACKNOWLEDGEMENT AND CONFIRMATION

Reference is made to the First Amendment, dated as of July 29, 2013 (the “First Amendment”), which amends the Amended and Restated Credit Agreement, dated as of August 2, 2012 (as amended, supplemented or otherwise modified prior to giving effect to the First Amendment, the “Credit Agreement”), among PHH Corporation, a Maryland corporation (the “Borrower”), the lenders and agents from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”).

The Credit Agreement is being amended pursuant to the First Amendment (the “Amended Credit Agreement”) as described therein.  Each of the parties hereto hereby agrees, with respect to each Fundamental Document to which it is a party, all of its obligations, liabilities and indebtedness under such Fundamental Document shall remain in full force and effect on a continuous basis after giving effect to the First Amendment.

THIS ACKNOWLEDGEMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGEMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Acknowledgement and Confirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document.  Delivery of an executed counterpart of a signature page of this Acknowledgement and Confirmation by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Acknowledgement and Confirmation.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PHH CORPORATION
PHH MORTGAGE CORPORATION
PHH BROKER PARTNER CORPORATION
PHH VEHICLE MANAGEMENT SERVICES, LLC
FIRST FLEET CORPORATION
PHH CARIBBEAN LEASING, INC.
CENTER FOR TRANSPORTATION SAFETY, LLC

By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES GROUP LLC

By: PHH Corporation, its Member

By:
Name:
Title:

[PHH Corporation – First Amendment Acknowledgement and Confirmation]